                                                                    Exhibit 99.2

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2003

                                       AND

                          INDEPENDENT AUDITOR'S REPORT

                     [Letterhead of McKonley & Asbury, LLP]

                          INDEPENDENT AUDITOR'S REPORT

JoEl, Inc.
Elizabethtown, Pennsylvania

We have audited the accompanying  balance sheet of JoEl, Inc. (d/b/a Simon Candy
Company and  Pharmaloz)  (an S  Corporation)  as of December 31,  2003,  and the
related  statements of operations and retained earnings,  comprehensive  income, and cash  flows for the year then  ended.  These  financial  statements  are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards  generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall
financial  statement  presentation.   We  believe  that  our  audit  provides  a
reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the  financial  position of JoEl,  Inc. at December 31,
2003,  and the  results of its  operations  and its cash flows for the year then ended in conformity with accounting  principles generally accepted in the United
States of America.

/s/ MCKONLY & ASBURY, LLP

Harrisburg, Pennsylvania
February 20, 2004

                                   JOEL, INC.
                           D/B/A/ SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                                  BALANCE SHEET

                                DECEMBER 31, 2003

                                     ASSETS

Current assets
  Cash and cash equivalents                                         $    22,606
  Investments                                                            79,369
  Accounts receivable, trade                                            234,761
  Inventories                                                           867,532
  Prepaid expenses                                                       54,822
                                                                    -----------

       Total current assets                                           1,259,090
                                                                    -----------

Property, plant and equipment, at cost                               12,134,970
Accumulated depreciation                                             (8,901,591)
                                                                    -----------

      Total property, plant and equipment, net                        3,233,379
                                                                    -----------

Other assets
  Cash value of life insurance                                        1,067,168
  Deposits                                                                  874
  Art and development costs                                              82,227
                                                                    -----------

       Total other assets                                             1,150,269
                                                                    -----------

Total assets                                                        $ 5,642,738
                                                                    ===========

                     The accompanying notes are an integral
                      Part of these financial statements.

                                   JOEL, INC.
                           D/B/A/ SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                                  BALANCE SHEET

                                DECEMBER 31, 2003

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Line of credit                                                    $   287,012
  Current maturities of long-term debt                                   73,576
  Accounts payable, trade                                               215,198
  Accrued liabilities
     Payroll                                                             45,923
     Payroll taxes                                                        3,776
     Self-funded health insurance                                        34,829
  Notes payable, stockholders                                           524,550
                                                                    -----------

       Total current liabilities                                      1,184,864
                                                                    -----------

Long-term liabilities
     Notes payable, long-term maturities                                481,711
                                                                    -----------

Stockholders' equity
     Common stock, par value $10 per share;
       authorized 1,000 shares, issued
       and outstanding 1,000 shares                                      10,000
     Additional paid-in capital                                           8,000
     Retained earnings                                                3,927,166
     Accumulated other comprehensive income
       Unrealized gain on investments                                    30,997
                                                                    -----------

       Total stockholders' equity                                     3,976,163
                                                                    -----------

Total liabilities and stockholders' equity                          $ 5,642,738
                                                                    ===========

                     The accompanying notes are an integral
                      Part of these financial statements.

                                   JOEL, INC.
                           D/B/A/ SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 2003

Net sales                                                           $ 6,073,821

Cost of sales                                                         4,979,212
                                                                    ------------

       Gross profit                                                   1,094,609

Operating expenses
  Sales and marketing                                                   167,467
  Administration                                                      1,132,989
                                                                    ------------

       Total operating expenses                                       1,300,456
                                                                    ------------
       Operating loss                                                  (205,847)
                                                                    ------------

Other income (expense)
  Gain on sale of investments                                             5,489
  Net miscellaneous income                                               34,932
  Interest expense                                                      (79,957)
                                                                    ------------

       Total other income (expense)                                     (39,536)
                                                                    ------------

       Net loss                                                        (245,383)

Retained earnings - beginning                                         4,172,549
                                                                    ------------

Retained earnings - ending                                          $ 3,927,166
                                                                    ============

                     The accompanying notes are an integral
                      Part of these financial statements.

                                   JOEL, INC.
                           D/B/A/ SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                        STATEMENT OF COMPREHENSIVE INCOME

                          YEAR ENDED DECEMBER 31, 2003

Net loss                                                              $(245,383)

Unrealized gain on securities
  Unrealized holding gains on
    securities arising during the period                                 36,066
  Gain on sale of available for sale securities                          (5,489)
                                                                      ----------

Comprehensive loss                                                    $(214,806)
                                                                      ==========

                     The accompanying notes are an integral
                      Part of these financial statements.

                                   JOEL, INC.
                           D/B/A/ SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 2003

Cash flows from operating activities
  Net loss                                                            $ (245,383)
  Adjustments to reconcile net loss to
   net cash provided by operating activities
    Depreciation                                                         465,609
    Amortization                                                          65,455
    Gain on sale of equipment                                            (10,146)
    Gain on sale of investments                                           (5,489)
    Write off of art and development costs                                 1,200
    Interest accrued on stockholder notes                                 23,400
    (Increase) decrease in
      Accounts receivable, trade                                         (86,650)
      Inventories                                                         13,073
      Prepaid expenses and other assets                                   12,252
    Increase (decrease) in
      Accounts payable, trade                                           (197,188)
      Accrued liabilities                                                 (6,687)
                                                                      -----------

        Net cash provided by operating activities                         29,446
                                                                      -----------

Cash flows from investing activities
  Increase in cash value of life insurance                               (83,943)
  Purchase of equipment                                                  (11,496)
  Proceeds from sale of equipment                                         71,765
  Purchase of art and development costs                                  (51,664)
  Proceeds from sale of investments                                       18,803
                                                                      -----------

       Net cash used in investing activities                             (56,535)
                                                                      -----------

Cash flows from financing activities
  Net repayments on line of credit                                      (508,441)
  Proceeds from long-term debt                                           600,000
  Payments on long-term debt                                             (44,713)
                                                                      -----------

       Net cash provided by financing activities                          46,846
                                                                      -----------

Net increase in cash and cash equivalents                                 19,757

Cash and cash equivalents - beginning                                      2,849
                                                                      -----------

Cash and cash equivalents - ending                                    $   22,606
                                                                      ===========

Supplemental disclosures of cash flow information

  Cash paid during the year for interest                              $   79,957
                                                                      ===========

                     The accompanying notes are an integral
                      Part of these financial statements.

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF ACCOUNTING POLICIES

     INCORPORATION

     JoEl,  Inc.  d/b/a Simon Candy  Company and  Pharmaloz  (the  Company)  was
     incorporated  on June  12,  1973  under  the  laws of the  Commonwealth  of
     Pennsylvania for the purpose of  manufacturing  hard candy and cough drops.
     The accompanying  financial statements include the results of operations of the Company's two divisions, Simon Candy and Pharmaloz, which is considered to be one operating segment.

     ESTIMATES

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of assets and liabilities at the date of the financial  statements, and the  reported  amounts of revenue  and  expenses  during the  reporting period. Actual results could differ from those estimates.

     CASH EQUIVALENTS

     The Company  considers all highly liquid debt  instruments with an original maturity of three months or less to be cash equivalents.

     ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The  Company  considers  accounts   receivable  to  be  fully  collectible;
     accordingly,  no allowance for doubtful accounts is required.  For the year ended  December  31,  2003,  bad debt  expense in the amount of $44,036 was determined and was expensed.

     Trade accounts receivable  potentially subjects the Company to credit risk.
     The Company extends credit to its customers based upon an evaluation of the customer's  financial  condition and credit  history and generally does not require collateral.

     INVESTMENTS

     The  Company  classifies  its  marketable  debt and  equity  securities  as
     "available  for sale."  Securities  classified as "available  for sale" are carried in the financial  statements  at fair value.  Fair values of equity securities  are based on quoted market  prices.  Realized gains and losses, determined  using the  specific  identification  method,  are  included  in earnings and unrealized holding gains and losses are reported as a separate component of stockholders' equity.

                                  (continued)

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES (CONT'D)

    INVENTORY

    Inventory  is  valued at the  lower of cost or  market  using the  first-in, first-out method.

    PROPERTY, PLANT AND EQUIPMENT

    Property,  plant and equipment are carried at cost. Depreciation is computed using the  straight-line  method.  When  assets  are  retired  or  otherwise disposed of, the cost and related accumulated  depreciation are removed from the accounts,  and any resulting gain or loss is reflected in income for the period.  The cost of  maintenance  and  repairs  is  charged  to  income  as incurred,  whereas significant  renewals and betterments are capitalized and
    deductions  are  made  for  retirements   resulting  from  the  renewals  or
    betterments.

    REVENUE RECOGNITION

    Sales are recognized  when the product is delivered and customer  acceptance is obtained. Sales returns and allowances are immaterial.

    SHIPPING AND HANDLING

    Shipping  and  handling  are  included  as part of the price  offered to the customer.  In all cases,  costs related to this revenue are recorded in cost of sales.

    COMPREHENSIVE INCOME

    In 1998, the Company  adopted  Statement of Financial  Accounting  Standards
    (SFAS) No. 130, "Reporting  Comprehensive  Income." SFAS No. 130 establishes
    reporting   requirements  of   comprehensive   income  and  its  components.
    Comprehensive  income for the Company  consists  of net loss and  unrealized gains and losses on available  for sale  securities  and is presented in the statement of comprehensive income. Accumulated other comprehensive income is presented as a separate component of equity.

    INCOME TAXES

    Effective  January 1, 1987, the Company elected by unanimous  consent of its stockholders  to be taxed as an S  Corporation  under the  provisions of the
    Internal  Revenue  Code.  Under these  provisions,  the Company does not pay federal or state corporate income taxes on its taxable income.  Instead, the stockholders  are liable for  individual  federal and state  income taxes on their respective shares of the Company's taxable income.

                                   (continued)

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES (CONT'D)

    ADVERTISING

    Advertising costs are expensed within the period in which they are utilized.
    For the year ended December 31, 2003,  advertising  expense in the amount of
    $3,119 is presented as part of operating expenses.

    ART AND DEVELOPMENT COSTS

    Art and development costs are costs for printing dies,  artwork design,  and cutting  dies for the  candy  and  cough  drop  wrappers.  These  costs  are amortized on a straight-line basis over a period of three years.

    IMPAIRMENT

    The Company  reviews its  long-lived  assets for  impairment on an exception basis whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through future cash flows. If it is  determined  that an impairment  loss has occurred  based on the expected cash flows, a loss is recognized in the statement of operations and retained earnings.

    BASIS OF PRESENTATION

    The financial statements have been prepared by management. In the opinion of management,  all  adjustments  necessary  for a  fair  presentation  of  the financial  position,  results of operations  and cash flow,  for the periods indicated, have been made.

2.  INVESTMENTS

    Available for sale securities and their fair values at December 31, 2003 are as follows:

                                     Gross       Gross
                                  Unrealized   Unrealized
                        Cost        Gains        Losses     Fair Value
    ---------------  ---------  ------------  ------------  -----------
    Common stock     $ 48,143     $ 46,785     $(15,788)     $ 79,140
    Other                 229           --           --           229
                     ---------  ------------  ------------  -----------
                     $ 48,372     $ 46,785     $(15,788)     $ 79,369
                     =========  ============  ============  ===========

                                  (continued)

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

3.   INVENTORIES

     Inventories at December 31, 2003 consist of the following:

     Raw materials                                                   $   644,504
     Finished goods                                                      223,028
                                                                     ------------

                                                                     $   867,532
                                                                     ============

4.   CASH VALUE OF LIFE INSURANCE

     The cash value of life insurance is recorded net of policy loans of $61,598 at December 31, 2003.

5.   PROPERTY, PLANT AND EQUIPMENT

     A summary of property, plant and equipment at December 31, 2003 follows:

                                                 Estimated
                                                Useful Lives           Amount
                                                ------------        ------------
     Land                                             ---           $   146,458
     Buildings                                  10-40 Years           3,571,612
     Machinery and equipment                     3-10 Years           7,655,527
     Autos and trucks                             3-5 Years             119,934
     Furniture and fixtures                      3-10 Years             635,788
     Leasehold improvements                         5 Years               5,651
                                                                    ------------

                                                                     12,134,970
     Accumulated depreciation                                        (8,901,591)
                                                                    ------------

                                                                    $ 3,233,379
                                                                    ============
     Depreciation expense totaled $465,609 in 2003.

6.   LINE OF CREDIT

     The Company has available for its use a line of credit with M&T Bank in the amount of $700,000 at December 31, 2003.  Any amounts  borrowed are payable on demand and bear  interest  at the  bank's  prime rate plus 0.5% (4.5% at
     December 31, 2003). The amount advanced against this line of credit totaled
     $287,012 as of December  31,  2003.  This  agreement  is secured by various corporate assets and four life insurance policies on the officers. The line of credit agreement expires April 15, 2008.

                                   (continued)

                                        10

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

7.   NOTES PAYABLE - STOCKHOLDERS

     Notes payable,  in the amount of $524,550 in 2003 to  stockholders  Kristin
     Deck and Andrew Deck are payable upon demand and bear interest at 5.43% per annum. No annual principal  repayments are required per the note agreement.
     However,  these notes are  subordinate to the M&T Bank debt and no payments shall be demanded or required  until such time as  repayment  is  permitted under the terms of the Company's commercial  financing agreement.  Interest continues  to be accrued  during the  deferral  period.  For the year ended
     December 31, 2003, interest expense was $23,400.

8.   LONG-TERM DEBT

     Long-term debt at December 31, 2003 consists of the following:

     Note payable - M&T Bank, requires monthly payments of
     $8,863 including interest at 6.25% through April 2008.
     The note is secured by virtually all assets of the
     Company.                                                       $   555,287

     Less current portion                                                73,576
                                                                    ------------
     Total notes payable - long-term                                $   481,711
                                                                    ============

     Maturities of long-term debt in each of the next five years are as follows:

          2004                                                      $    73,576
          2005                                                           78,419
          2006                                                           83,476
          2007                                                           88,859
          2008                                                          230,957
                                                                    -----------

                                                                    $   555,287
                                                                    ===========

9.   LOAN COVENANTS

     There are certain financial covenants  applicable to the line of credit and term loan agreement  pertaining to current  ratio,  debt coverage ratio and tangible net worth. The Company met each of these financial covenants as of
     December 31, 2003.

                                   (continued)

                                        11

                                   JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

10.  OPERATING LEASES

     The  Company   leases   computer   equipment   and  lab   equipment   under
     non-cancelable  operating  leases expiring  through May 2007. Lease expense under  these  operating  leases for the year ended  December  31,  2003 was
     $29,977.

     Future minimum lease  payments under all operating  leases for years ending
     December 31 are as follows:

          2004                                                      $    14,541
          2005                                                           11,571
          2006                                                           10,681
          2007                                                            4,327
                                                                    -----------

                                                                    $    41,120
                                                                    ===========

11.  SELF-FUNDING GROUP INSURANCE RESERVE

     The Company administers a limited self-funding group insurance plan for the medical and dental  health  benefits  of its  employees.  Employee  medical claims are paid by the  Company as  incurred up to a maximum of $25,000 per person per year. A "stop-loss"  insurance  policy is carried by the Company to cover  individual  medical claims in excess of $25,000.  Employee dental claims  are paid by the  Company  as  incurred  up to a limit of $1,000 per person per year.  At  December  31,  2003,  a reserve  of $34,829  has been established  by the Company for estimates to settle claims and for incurred but not reported claims.

12.  PENSION PLAN

     In October 1987, the Company adopted a 401(k) plan. The Company contributes
     $10 on the first $2 each  employee  contributes  per week.  If the employee
     contributes   greater  than  $2,  the  Company   matches  50%  of  employee
     contributions to the plan up to 5% of total  compensation.  Pension expense totaled $65,617 in 2003.

                                  (continued)

                                       12

                                 JOEL, INC.
                            D/B/A SIMON CANDY COMPANY
                                  AND PHARMALOZ
                               (AN S CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

13.  SIGNIFICANT CUSTOMERS

     The Company made sales to the following company,  which is considered to be a significant  customer.  Revenues earned from all other customers included those whose revenues  earned during the year did not  constitute  more than
     10% of the total.

                            Percentage of Accounts
                                Receivable at            Percentage of
                              December 31, 2003          2003 Net Sales
                            ----------------------    ------------------

     Quigley Corporation              7%                      50%

14.  SIGNIFICANT SUPPLIERS

     The  Company  made  purchases  from  the  following  companies,  which  are considered to be significant suppliers.  However,  management believes that alternative suppliers of equivalent products are available if these vendors are unable to provide necessary products or services.

                                                            Percentage of
                                                         2003 Total Purchases
                                                      ------------------------

           Domino Sugar Corporation                             27%
           C-P Converters, Inc.                                 16%
           DPT Lakewood, Inc.                                   14%

15.  EXCLUSIVE SUPPLY AGREEMENT

     On March 17, 1997, the Company entered into an exclusive  supply  agreement with the Quigley  Corporation  (a  significant  customer - see note 13). An amendment to the original  agreement  was signed which is effective  for an additional  period of two years from March 17,  2004,  with yearly  renewal thereafter.

                                       13